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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: November 18, 1997          Commission File No. 0-27352
                ------------------                             -------
(Date of earliest event reported)



                                 HYBRIDON, INC.
                                 --------------
             (Exact name of registrant as specified in its Charter)


           Delaware                                    04-3072298
           --------                                    ----------
(State or other jurisdiction of             (IRS Employer Identification No.)
incorporation or organization)


620 Memorial Drive, Cambridge, Massachusetts             02139
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(Address of principal executive offices)               (Zip Code)


                                 (617) 528-7000
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS

     On November 18, 1997, Hybridon, Inc. (the "Company") issued a press release announcing that the Company plans to commence a private offering of shares of its common stock, $.001 par value per share (the "Common Stock"), pursuant to which the Company intends to sell at one or more closings an aggregate of up to $50.0 million of its Common Stock (with a minimum first closing of at least $12.5 million). A copy of the release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1  Press release dated November 18, 1997.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 19, 1997             HYBRIDON, INC.






                                     /s/ E. Andrews Grinstead, III
                                     ---------------------------------------
                                     E. Andrews Grinstead, III
                                     Chairman, President and Chief Executive
                                     Officer
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                               INDEX TO EXHIBITS

EXHIBIT
  NO.                   DESCRIPTION
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 99.1       Press release dated November 18, 1997.